WILSHIRE ESCROW
COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 938-8927
www.wilshire-escrow.com

BUYER'S FINAL SETTLEMENT STATEMENT

PROPERTY:	Kapok Investments, LLC Membership Sale: 1981 Estrella Ave. Los Angeles, CA 90007	**DATE:**	December 31, 2019
		CLOSING DATE:	December 31, 2019
BUYER:	Hubilu Venture Corporation	**ESCROW NO.:**	003465-024

	DEBITS	CREDITS
FINANCIAL CONSIDERATION		
Total Consideration	865,000.00	
Existing 1st Trust Deed - Belladonna Lily Investments, Inc., a Wyoming Corporation		600,000.00
Existing 2nd Trust Deed - Belladonna Lily Investments, Inc., a Wyoming Corporation		265,000.00
ESCROW CHARGES - Wilshire Escrow Company		
Title - Escrow Fee	300.00	
Funds required		300.00
TOTAL	$ 865,300.00	$ 865,300.00

SAVE THIS STATEMENT FOR INCOME TAX PURPOSES